EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT

        This EMPLOYMENT AGREEMENT is entered into as of October 14, 2004, by and between Bluefly, Inc., a Delaware corporation (the "Company"), and Monica Halpert ("Halpert").

                                    RECITALS

        1. The Company desires to retain the services of Halpert as Chief Marketing Officer of the Company in accordance with the terms and conditions of this Agreement.

        2. Halpert will serve the Company as Chief Marketing Officer in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Halpert agree as follows:

        1.      TERM

        The Company hereby agrees to employ Halpert as Chief Marketing Officer of the Company, and Halpert hereby agrees to serve in such capacity, for a term commencing on October 25, 2004 (the "Starting Date") and ending on September 30, 2007 (as the same may be earlier terminated pursuant to the terms of this Agreement, the "Employment Term"), upon the terms and subject to the conditions contained in this Agreement.

        2.      DUTIES

        During the Employment Term, Halpert shall serve as Chief Marketing Officer of the Company, and shall be responsible for the duties attendant to such office and such other managerial duties and responsibilities with the Company consistent with such office as may be reasonably assigned from time to time by the Chief Executive Officer and/or President of the Company. During the Employment Term, Halpert shall report to the Chief Executive Officer and/or President of the Company.

        The principal location of Halpert's employment shall be in the New York City vicinity (i.e., within a 20 mile radius), although Halpert understands and agrees that she will be required to travel from time to time for business reasons. Halpert shall diligently and faithfully perform her obligations under the Agreement and shall devote her (except as set forth below) full professional and business time to the performance of her duties as Chief Marketing Officer of the Company during the Employment Term. Except as set forth below, Halpert shall not, directly or

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indirectly, render business services to any other person or entity, without the consent of the Company's Chief Executive Officer. Notwithstanding the foregoing, Halpert shall be entitled to spend a portion of her professional and business time in performing marketing consulting services for clients of her existing consulting business (the "Consulting Business"), provided that (a) the performance of such services does not in any way interfere with the performance of her duties hereunder and (b) Halpert shall obtain the prior written approval of the Company's Chief Executive Officer prior to commencing the performance of services for any particular client of the Consulting Business.

        3.      BASE SALARY

        For services rendered by Halpert to the Company during the Employment Term, the Company shall pay her a base salary of $300,000 per year, payable in accordance with the standard payroll practices of the Company, subject to annual increases in the sole discretion of the Chief Executive Officer and the Company's Board of Directors, taking into account the financial and operating performance of the Company's business and divisions and a qualitative assessment of Halpert's performance during such year.

        4.      BONUS/OPTIONS

                a. On the Starting Date, Halpert shall receive a signing bonus of $25,000. During the Employment Term, Halpert shall be eligible to receive a bonus set by the Company's Board of Directors in its sole discretion and based on such factors as the Board of Directors deems appropriate, provided that Halpert's bonus for the year ended December 31, 2005 shall be a minimum of $50,000. All bonuses shall be paid in accordance with the Company's standard payroll practices, net of any applicable withholding.

                b. The Company hereby agrees to cause, on the Starting Date, the issuance to Halpert of options ("Options") to purchase 400,000 shares of the Company's common stock, $.01 par value ("Common Stock"). The Options shall be issued pursuant to, and in accordance with, the Company's 1997 Stock Option Plan (the "Plan"). The Options shall be Incentive Stock Options (as defined in the Plan) to the extent allowed by law, and shall be exercisable at a price equal to the Fair Market Value (as defined in the Plan) of the Common Stock on the date hereof. The Options shall vest over a thirty-six (36) month period as follows: (i) 16.667% of the Options shall vest on the six month anniversary of the date of grant and (ii) 2.778% of the Options shall vest each month thereafter until all such Options shall have vested; provided, that, (a) in the event that Halpert's employment with the Company is terminated as a result of a Change of Control (as hereinafter defined) at any time on or prior to the first anniversary of the Starting Date, fifty percent (50%) of any unvested options shall automatically vest as of the date of such termination; and (b) in the event that Halpert's employment with the Company is terminated without cause or as a result of a Constructive Termination at any time during the Employment Term after the first anniversary of the Starting Date, all such options shall be

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immediately vested. The Term of each Option shall be 10 years from the date of grant. In the event of the termination of Halpert's employment for any reason, she shall have 90 days within which to exercise any vested Options and any unvested Options shall be forfeited. During the Term of this Agreement, Halpert shall be eligible to participate in the Company's future stock option grants as determined appropriate by the Committee in its sole discretion.

                c. For purposes of this Agreement, "Change of Control" shall be deemed to occur upon:

                (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any "Affiliate" (as defined below), (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by Quantum Industrial Partners LDC, Soros Fund Management LLC and/or SFM Domestic Investments LLC and/or any of their affiliates (collectively, "Soros"), or (IV) any acquisition which complies with clauses (A), (B) and (C) of sub-paragraph
(c)(5) hereof;

                (2) Individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                (3)     the dissolution or liquidation of the Company;

                (4) the sale of all or substantially all of the business or assets of the Company; or

                (5) the consummation of a merger, consolidation, statutory share exchange or

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similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than Soros or any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

                For purposes of Agreement, the term "Affiliate" shall mean any entity that directly or indirectly is controlled by, controls or is under common control with the Company.

        5.      EXPENSE REIMBURSEMENT AND PERQUISITES

                a. During the Term of this Agreement, Halpert shall be entitled to reimbursement of all reasonable and actual out-of-pocket expenses incurred by her in the performance of her services to the Company consistent with corporate policies, if any, provided that the expenses are properly accounted for.

                b. During each calendar year of the Employment Term, Halpert shall be entitled to reasonable vacation with full pay in accordance with they Company's then-current vacation policies; provided, however, that Halpert shall schedule such vacations at times convenient to the Company.

                c. Halpert shall be entitled to participate in all health insurance, dental insurance, long-term disability insurance and other employee benefit plans instituted by the Company from time to time on the same terms and conditions as other similarly situated

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employees of the Company, to the extent permitted by law. In addition, Halpert shall be a covered officer under the Company's now existing and any future Directors and Officers liability policy.

        6.      NON-COMPETITION; NON-SOLICITATION

                a. In consideration of the offer of employment, severance benefits and Options to be granted to Halpert hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, during the Non-Competition Term, Halpert shall not, without the prior written consent of the Company, anywhere in the world, directly or indirectly, (i) enter into the employ of or render any services to any Competitive Business; (ii) engage in any Competitive Business for her own account; (iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity; (iv) employ or retain, or have or cause any other person or entity to employ or retain, any person who was employed or retained by the Company while Halpert was employed by the Company; or (v) solicit, interfere with, or endeavor to entice away from the Company, for the benefit of a Competitive Business, any of its customers or other persons with whom the Company has a contractual relationship. For purposes of this Agreement, a "Competitive Business" shall mean any person, corporation, partnership, firm or other entity which sells or has plans to sell ten (10) or more brands of luxury or high-end designer apparel and/or fashion accessories at prices that are consistently discounted to manufacturer's suggested retail prices. However, nothing in this Agreement shall preclude: (a) Halpert from investing her personal assets in the securities of any corporation or other business entity which is engaged in a Competitive Business if such securities are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in her beneficially owning, at any time, more than three percent (3%) of the publicly-traded equity securities of such Competitive Business; or (b) Halpert's husband (whether in his name, her name or through an entity controlled by either of them) from making non-controlling investments in Competitive Businesses. For purposes of this agreement, the "Non-Competition Term" shall mean a period beginning upon the commencement of the Employment Term and ending on the one (1) year anniversary of the end of the Employment Term; provided that, in the event that the Employment Term is less than one (1) year, the duration of time by which the Non-Competition Term extends beyond the Employment Term shall not exceed the total number of days in the Employment Term.

                b. Halpert and the Company agree that the covenants of non-competition and non-solicitation contained in this paragraph 6 are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction, such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended. Halpert agrees that

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any breach of the covenants contained in this paragraph 6 would irreparably injure the Company. Accordingly, Halpert agrees that the Company, in addition to pursuing any other remedies it may have in law or in equity, may obtain an injunction against Halpert from any court having jurisdiction over the matter, restraining any further violation of this paragraph 6.

        7.      TERMINATION

                a. This Agreement, the employment of Halpert, and Halpert's position as Chief Marketing Officer of the Company shall terminate upon the first to occur of:

                (i)     her death;

                (ii) her "permanent disability," due to injury or sickness for a continuous period of four (4) months, or a total of eight months in a twenty-four month period (vacation time excluded), during which time Halpert is unable in substantial part to attend to her ordinary and regular duties, provided that the Company shall give Halpert thirty (30) days' written notice prior to any such termination;

                (iii) a "Constructive Termination" by the Company during the Employment Term, which, for purposes of this Agreement, shall be deemed to have occurred upon (A) the removal of Halpert without her consent from her position as, or a material diminution of her duties as, Chief Marketing Officer of the Company, or (B) the material breach by the Company of this Agreement (including, without limitation, a change in reporting structure that is not consistent with Section 2 of this Agreement); provided that no such breach shall be considered a Constructive Termination unless Halpert has provided the Company with at least thirty (30) days' prior written notice of such breach and the Company has failed to cure such breach within such thirty (30) day period;

                (iv) the termination of this Agreement at any time without cause by the Company;

                (v) the termination of this Agreement for cause, which, for purposes of this Agreement, shall mean that (1) Halpert has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of her duties hereunder, or (2) Halpert has willfully and materially failed to perform her duties hereunder, or (3) Halpert has willfully or negligently breached the terms and provisions of this Agreement in any material respect, or (4) Halpert has failed to comply in

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                        any material respect with the Company's policies of
                        conduct that have been communicated to her, including with respect to trading in securities, provided that the Company shall provide Halpert with at least five (5) business days' prior written notice of any such failure to comply and an opportunity to cure such failure, to the extent curable; or

                (vi) the termination of this Agreement by Halpert, which shall occur on not less than 60 days prior written notice from Halpert.

                b. In the event that this Agreement is terminated during the Employment Term pursuant to paragraphs 7(a)(i), 7(a)(ii), 7(a)(v) or 7(a)(vi) (or pursuant to paragraphs 7(a)(iii) or 7(a)(iv) during the first six months of the Employment Term), the Company shall pay Halpert her base salary only through the date of termination. In the event that this Agreement is terminated during the Employment Term pursuant to paragraphs 7(a)(iii) or 7(a)(iv) at any time after the first six months of the Employment Term, the Company shall pay Halpert, in lieu of all salary, compensation payments and perquisites set forth in paragraphs 3, 4 and 5 (including bonus payments and unvested option grants, but excluding vested option grants) and contingent upon her continued performance of her obligations under Section 6, severance payments (the "Severance Payments") as follows:

                (i) the then-current base salary for a period of ninety (90) days, if Halpert is terminated after the six month anniversary of her employment with the Company and prior to the end of the first year of the Employment Term; or

                (ii) the then-current base salary for a period of one-hundred eighty (180) days, if Halpert is terminated at any time after the end of the first year of the Employment Term and prior to the end of the Employment Term.

The Severance Payments shall be payable in periodic installments in accordance with the Company's standard payroll practices and will be subject to any applicable withholding.

        8.      CONFIDENTIALITY

                a. Halpert recognizes that the services to be performed by her are special, unique and extraordinary in that, by reason of her employment under this Agreement, she may acquire or has acquired confidential information and trade secrets concerning the operation of the Company, its predecessors, and/or its affiliates, the use or disclosure of which could cause the Company, or its affiliates substantial loss and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Halpert covenants and agrees with the Company that she will not at any time during the Term of this Agreement or thereafter, except in the performance of her obligations to the Company or with the prior written consent of the Board of Directors or as otherwise required by court order, subpoena or other government

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process, directly or indirectly, disclose any secret or confidential information that she may learn or has learned by reason of her association with the Company. If Halpert shall be required to make such disclosure pursuant to court order, subpoena or other government process, she shall notify the Company of the same, by personal delivery or electronic means, confirmed by mail, within twenty-four
(24) hours of learning of such court order, subpoena or other government process and, at the Company's expense (such expenses to be advanced by the Company as reasonably required by Halpert), shall (i) take all necessary and lawful steps reasonably required by the Company to defend against the enforcement of such subpoena, court order or government process, and (ii) permit the Company to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof. The term "confidential information" includes, without limitation, information not in the public domain and not previously disclosed to the public or to the trade by the Company's management with respect to the Company's or its affiliates' facilities and methods, trade secrets and other intellectual property, designs, manuals, confidential reports, supplier names and pricing, customer names and prices paid, financial information or business plans.

                b. Halpert confirms that all confidential information is and shall remain the exclusive property of the Company. All memoranda, notes, reports, software, sketches, photographs, drawings, plans, business records, papers or other documents or computer-stored or disk-stored information kept or made by Halpert relating to the business of the Company shall be and will remain the sole and exclusive property of the Company and all such materials containing confidential information shall be promptly delivered and returned to the Company immediately upon the termination of her employment with the Company.

                c. Halpert shall make full and prompt disclosure to the Company of all inventions, improvements, ideas, concepts, discoveries, methods, developments, software and works of authorship, whether or not copyrightable, trademarkable or licensable, which are created, made, conceived or reduced to practice by Halpert while performing her services hereunder to the Company, whether or not during normal working hours or on the premises of the Company and which relate in any manner to the business of the Company (all of which are collectively referred to in this Agreement as "Developments"). All Developments shall be the sole property of the Company, and Halpert hereby assigns to the Company, without further compensation, all of her rights, title and interests in and to the Developments and any and all related patents, patent applications, copyrights, copyright applications, trademarks and trade names in the United States and elsewhere.

                d. Halpert shall assist the Company in obtaining, maintaining and enforcing patent, copyright and other forms of legal protection for intellectual property in any country. Upon the request of the Company, Halpert shall sign all applications, assignments, instruments and papers and perform all acts necessary or desired by the Company in order to protect its rights and interests in any Developments.

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                e.      Halpert agrees that any breach of this paragraph 8 will
cause irreparable damage to the Company and that, in the event of such breach, the Company will have, in addition to any and all remedies of law, including rights which the Company may have to damages, the right to equitable relief including, as appropriate, all injunctive relief or specific performance or other equitable relief. Halpert understands and agrees that the rights and obligations set forth in paragraph 8 shall survive the termination or expiration of this Agreement.

        9.      REPRESENTATIONS AND WARRANTIES

                a. Halpert represents and warrants to the Company that she was advised to consult with an attorney of Halpert's own choosing concerning this Agreement.

                b. Halpert represents and warrants to the Company that, to the best of her knowledge, the execution, delivery and performance of this Agreement by Halpert complies with all laws applicable to Halpert or to which her properties are subject and does not violate, breach or conflict with any agreement by which she or her assets are bound or affected.

        10.     INDEMNIFICATION

        The Company shall indemnify and hold Halpert harmless to the fullest extent permitted by law from and against any and all claims, losses, liabilities, damages and expenses including, but not limited to, reasonable attorneys' fees incurred by, imposed upon or asserted against Halpert as a result of or arising out of any acts or omission by Halpert in her capacity as an officer, director, employee or consultant of the Company.

        11.     GOVERNING LAW; ARBITRATION

        This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York, without giving effect to its conflict of law provisions. Except as set forth below, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules of the American Arbitration Association (the "AAA") then pertaining in the City of New York, New York, by a single arbitrator to be mutual agreed upon by the parties or, if they are unable to so agree, by an arbitrator selected by the AAA. The parties shall be entitled to a minimal level of discovery as determined by the arbitrator. The arbitrator shall be empowered to award attorney's fees and costs if he or she deems such award appropriate. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Nothing contained in this paragraph 11 or the remainder of this Agreement shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by Halpert of the covenants contained in paragraphs 6 and 8 of this Agreement.

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        12.     ENTIRE AGREEMENT

        This Agreement contains all of the understandings between Halpert and the Company pertaining to Halpert's employment with the Company, and it supersedes all undertakings and agreements, whether oral or in writing, previously entered into between them.

        13.     AMENDMENT OR MODIFICATION; WAIVER

        No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing, signed by Halpert and by an officer of the Company duly authorized to do so. Except as otherwise specifically provided in this Agreement, no waiver by either party of any breach by the other party of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.

        14.     NOTICES

        Any notice to be given hereunder shall be in writing and delivered personally or sent by overnight delivery or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently designate by like notice:

        If to the Company, to:

                Bluefly, Inc.
                42 West 39th Street
                New York, NY 10018
                Attn: Chief Executive Officer

        If to Halpert, to:

                at the address then on file in the Company's payroll system

Any such notice shall be deemed given upon receipt.

        16.     SEVERABILITY

                In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of this

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Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

        17.     TITLES

                Titles of the paragraphs of this Agreement are intended solely for convenience of reference and no provision of this Agreement is to be construed by reference to the title of any paragraphs.

        18.     COUNTERPARTS

                This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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                IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first above written.

                                     BLUEFLY, INC.

                                     By:  /s/ Melissa Payner-Gregor
                                          --------------------------------------
                                          Melissa Payner-Gregor
                                          Chief Executive Officer and President

                                     EMPLOYEE

                                          /s/ Monica Halpert
                                          --------------------------------------
                                          Monica Halpert

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